Statement of Additional Information May 1, 2013	May 1, 2013

SAI dated May 1, 2013

●	Johnson Equity Income Fund: JEQIX
●	Johnson Growth Fund: JGRWX
●	Johnson Disciplined Mid-Cap Fund: JMIDX
●	Johnson Realty Fund: JRLTX
●	Johnson International Fund: JINTX
●	Johnson Fixed Income Fund: JFINX
●	Johnson Municipal Income Fund: JMUNX

Johnson Mutual Funds Trust

3777 West Fork Road

Cincinnati, OH 45247

(513) 661-3100

(800) 541-0170

FAX (513) 661-4901

This Statement of Additional Information (the "SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Johnson Mutual Funds listed above dated May 1, 2013. This SAI incorporates by reference the financial statements and report of independent registered public accounting firm in the Trust’s Annual Report to Shareholders for the period ended December 31, 2012 (the “Annual Report”). A free copy of the Prospectus and Annual Report can be obtained by writing the Trust at 3777 West Fork Road, Cincinnati, Ohio 45247, by calling the Trust at 513-661-3100 or 800-541-0170, or by visiting our website at www.johnsonmutualfunds.com.

Johnson Mutual Funds	SAI Dated May 1, 2013

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DESCRIPTION OF THE TRUST

Johnson Mutual Funds Trust (the “Trust”) is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 30, 1992 (the “Trust Agreement”). The Board of Trustees supervises the business activities of the Trust. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of eleven series have been authorized. This SAI applies to the following seven series: the Johnson Growth Fund (established September 30, 1992), the Johnson Disciplined Mid-Cap Fund (established February 15, 1994), the Johnson Realty Fund (established November 12, 1997), the Johnson Equity Income Fund (established August 24, 2005), the Johnson Fixed Income Fund (established September 30, 1992), the Johnson Municipal Income Fund (established February 14, 1994), and the Johnson International Fund (established August 27, 2008). All Funds, except the Municipal Income Fund, are diversified. Johnson Investment Counsel, Inc. serves as Investment Adviser to the Funds.

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the officers of the Trust, subject to the review and approval of the Board of Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Each of the Funds, at its discretion and with shareholder consent, may use securities from a Fund’s portfolio to pay you for your shares, provided that the Adviser deems that such a distribution of securities will not adversely affect the Fund’s portfolio. Any such transfer of securities to you will be a taxable event, and you may incur certain transaction costs relating to the transfer. Contact the Funds for additional information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques they may use.

A.   EQUITY SECURITIES

Equity securities are common stocks, preferred stocks, convertible preferred stocks, convertible debentures, rights, REITs (real estate investment trusts), REOCs (real estate operating companies) and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have shorter durations. A Fund may not invest more than 5% of its net assets at the time of purchase in rights and warrants. For the purpose of determining whether the Realty Fund has at least 80% of its total assets invested in the real estate industry, the Realty Fund will include a maximum of 5% of its assets invested in securities of companies considered to be real estate related solely because the companies have substantial real estate holdings as part of their operations (and not as investments).

In addition to REITs, the Realty Fund may invest in other real estate related equity securities such as equity securities issued by real estate developers, home-builders and hotels; companies with substantial real estate holdings as an investment, or as part of their operations; and companies whose products and services are directly related to the real estate industry such as building supply manufacturers, mortgage lenders or mortgage servicing companies.

B.   INVESTMENT COMPANY SECURITIES

Each Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended, (the “1940 Act”) and the Fund's investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

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Under Section 12(d)(1) of the 1940 Act, the Funds may only invest up to 5% of their total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of their total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Funds if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Funds and all affiliated persons of the Funds; and (ii) the Funds have not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Funds pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Funds (or the Adviser acting on behalf of the Funds) must comply with the following voting restrictions: when a Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

C.   EXCHANGE TRADED FUNDS

Each Fund may invest in a range of exchange-traded funds ("ETFs"). ETFs may include, but are not limited to, Standard & Poor’s Depositary Receipts ("SPDRs"), DIAMONDS, SM NASDAQ-100 Index Tracking Stock ("QQQs"), iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and VIPERs. Additionally, each Fund may invest in new exchange traded shares as they become available.

SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price Index TM . SPDRs trade on the American Stock Exchange ("AMEX") under the symbol SPY. The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the AMEX under the symbol MDY. DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow. The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 of the value of the Dow Index. The DIAMONDS Trust’s shares trade on the AMEX under the symbol DIA. QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasdaq 100 Index by holding shares of all the companies on the Index. Shares trade on the AMEX under the symbol QQQ. The iShare products own the stocks in various sector indices, such as the Morgan Stanley Corporate 100 Bond Index. Investments in SPDRs, DIAMONDS, QQQs and iShares are considered to be investments in other investment companies, see "Investment Company Securities" above.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund's interest to do so. A Fund's ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Funds believe that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

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D.   FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. An option on a futures contract obligates the writer, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. Whether a party realizes a gain or loss from futures activities depends upon movements in the underlying security or index. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a Futures Commission Merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. Each Fund only invests in futures contracts to the extent it could invest in the underlying instrument directly. The Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Risk Factors in Futures Transactions

Liquidity Risk - Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions also could be impaired.

Correlation Risk - The prices of futures contracts depend primarily on the value of their underlying instruments. As a result, futures prices can diverge from the prices of their underlying instruments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between futures contracts and their underlying instruments also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•   Are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded;

•   May be maintained in cash or certain other liquid assets by the Fund's custodian for the benefit of the FCM; and

•   Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business.

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SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC"). Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). However, segregation of assets is not required if the Fund "covers" a long position. For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).

Liquidity Impact of Margin and SEC Segregation Requirements

Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

E.   CORPORATE DEBT SECURITIES

Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper that consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Adviser considers corporate debt securities to be of investment-grade quality if they are rated BBB or higher by Standard & Poor’s Corporation (“S&P”), Baa or higher by Moody’s Investors Services, Inc. (“Moody’s”) or, if unrated, determined by the Adviser to be of comparable quality. Investment-grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security by S&P or Moody’s drops below investment-grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines, based on its own credit analysis, that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk. No Fund will invest more than 5% of the value of its net assets in securities that are below investment-grade. If, as a result of a downgrade, a Fund holds more than 5% of the value of its net assets in securities rated below investment-grade, the Fund will take action to reduce the value of such securities below 5%.

F.   FIXED INCOME SECURITIES

Fixed income securities include corporate debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

G.   U.S. GOVERNMENT SECURITIES

U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes and bills, and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities such as securities issued by the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association (FNMA), are supported only by the credit of the agency that issued them and the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are neither insured nor guaranteed by the U.S. government. On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

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H.   MORTGAGE-BACKED SECURITIES

Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return.

I.   COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)

CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of bankruptcy or other default of an entity who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses.

J.   ZERO COUPON AND PAY-IN-KIND BONDS

Corporate debt securities and municipal obligations include so-called “zero coupon” bonds and “pay-in-kind” bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Each Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Funds take into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value. Certain types of CMOs pay no interest for a period of time and, therefore, present risks similar to zero coupon bonds.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the applicable Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could at times be required to liquidate other investments in order to satisfy its dividend requirements. No Fund will invest more than 5% of its net assets in pay-in-kind bonds.

K.   FINANCIAL SERVICE INDUSTRY OBLIGATIONS

Financial service industry obligations include among others, the following:

1.   Certificates of Deposit - Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

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2.   Time Deposits - Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

3.   Bankers’ Acceptances - Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

L.   ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES

Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals and the certificate holder generally has not recourse against the entity that originated the loans. The underlying loans are subject to prepayments that shorten the securities’ weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments—if a security were trading at a premium, its total return would be lowered by prepayments and if a security were trading at a discount, its total return would be increased by prepayments. No Fund will invest more than 5% of its net assets in asset-backed or receivable-backed securities.

M.   FORWARD COMMITMENTS AND REVERSE REPURCHASE AGREEMENTS

Each Fund will direct its Custodian to place cash or U.S. government obligations in a separate account of the Trust in an amount equal to the commitments of the Fund to purchase or repurchase securities as a result of its forward commitment or reverse repurchase agreement obligations. With respect to forward commitments to sell securities, the Trust will direct its Custodian to place the securities in a separate account. When a separate account is maintained in connection with forward commitment transactions to purchase securities or reverse repurchase agreements, the securities deposited in the separate account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund’s commitments to purchase or repurchase securities. To the extent funds are in a separate account, they will not be available for new investment or to meet redemptions. Reverse repurchase agreements constitute a borrowing by the Fund and will not represent more than 5% of the net assets of either Fund. No Fund will invest more than 25% of its total assets in forward commitments.

Securities purchased on a forward commitment basis, securities subject to reverse repurchase agreements and the securities held in each Fund’s portfolio are subject to changes in market value based on the public’s perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way—i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve a higher level of income, the Fund remains substantially fully invested at the same time that it has purchases securities on a forward commitment basis or entered into reverse repurchase transactions, there will be a possibility that the market value of the Fund’s assets will have greater fluctuation.

With respect to 75% of the total assets of each Fund, the value of the Fund’s commitments to purchase or repurchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund’s total assets at the time the commitment to purchase or repurchase such securities is made; provided, however, that this restriction does not apply to U.S. government obligations or repurchase agreements with respect thereto. In addition, each Fund will maintain an asset coverage of 300% for all of its borrowings and reverse repurchase agreements. Subject to the foregoing restrictions, there is no limit on the percentage of the Fund’s total assets that may be committed to such purchases or repurchases.

N.   RESTRICTED SECURITIES

Restricted securities are securities of which the resale is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. No Fund will invest more than 5% of its net assets in restricted securities.

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O.   OPTION TRANSACTIONS

Each Fund may engage in option transactions involving individual securities and market indices and engage in related closing transactions. An option involves either (1) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (2) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted, but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted and, in return, the seller of such an option is obligated to make the payment. The Fund will realize a gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a loss. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option (a closing transaction). The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying index in relation to the exercise price of the option, the volatility of the underlying index, and the time remaining until the expiration date. Options are traded on organized exchanges and in the over-the-counter market. Options on securities that the Fund sells (writes) will be covered or secured, which means that it will own the underlying security in the case of a call option. When a Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit assets in escrow with the Custodian. Each Fund may purchase put and call options on individual securities and on stock indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund’s securities or securities the Fund intends to buy. Each Fund may also sell put and call options in closing transactions.

The purchase and writing of options involves certain risks. The purchase of options limits a Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the fund losing a greater percentage of its investment than if the transaction was effected directly. When a Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written.

P.   LOANS OF PORTFOLIO SECURITIES

Each Fund may make short- and long-term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors that the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter that the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of the Fund’s net assets.

Q.   FOREIGN SECURITIES

The Growth Fund, the Disciplined Mid-Cap Fund, the Equity Income Fund, and the International Fund, may invest in foreign equity securities through the purchase of American Depository Receipts. American Depository Receipts are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares that it holds in custody. These Funds may also invest in dollar denominated foreign fixed-income securities issued by foreign companies, foreign governments or international organizations and determined by the Adviser to be comparable in quality to investment-grade domestic securities. None of the Funds except for the International Fund will invest in a foreign security if, immediately after a purchase and as a result of the purchase, the total value of foreign securities owned by the Fund would exceed 30% of the value of the total assets of the Fund. To the extent that a Fund does invest in foreign securities, such investments may be subject to special risks such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments.

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R.   REPURCHASE AGREEMENTS

A repurchase agreement is a short-term investment in which the purchaser acquires ownership of a U.S. government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with the Trust’s custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions, and a Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

S.   WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS

Each Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may enter into such forward commitments if it holds and maintains until the settlement date in a separate account at the Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. The Funds will not invest more than 25% of their respective total assets in forward commitments. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in a Fund’s share price and yield. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

T.   SHORT SALES

Each Fund, except the Realty Fund, may sell a security short in anticipation of a decline in the market value of the security. When a Fund engages in a short sale, it sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases. The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security. Until the Fund closes the short position, a Fund will be required to maintain a segregated account with the Fund’s custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). The assets in the segregated account are marked to market daily. The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund's potential loss on a short sale. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

The Funds will not affect short sales of securities unless they own or have the right to obtain securities equivalent in-kind and amount to the securities sold short. A Fund may sell short a security that it owns because it does not want to close out its position in the security for tax or other reasons.

U. MUNICIPAL SECURITIES

Municipal securities are long- and short-term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and generally exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities, or the financing of privately owned or operated facilities. Municipal securities consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. Municipal notes, which are generally used to provide short-term capital needs and have maturities of one year or less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes. The Funds may invest in other municipal securities such as variable rate demand instruments.

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The two principal classifications of municipal securities are “general obligations” and “revenue” bonds. General obligation bonds are backed by the issuer’s full credit and to the extent of its taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility and, therefore, investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest. As industrial development authorities may be backed only by the assets and revenues of non-governmental users, the Fund will not invest more than 5% of its assets in securities backed by non-government backed securities in the same industry.

The Adviser considers municipal securities to be of investment-grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody’s or, if unrated, determined by the Adviser to be of comparable quality. Investment-grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security by S&P or Moody’s drops below investment-grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines, based on its own credit analysis, that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk. No Fund will invest more than 5% of the value of its net assets in securities that are below investment-grade. If, as a result of a downgrade, a Fund holds more than 5% of the value of its net assets in securities rated below investment-grade, the Fund will take action to reduce the value of such securities below 5%.

As the Municipal Income Fund concentrates its investments in the State of Ohio, it is particularly sensitive to political and economic factors affecting Ohio that could affect the creditworthiness and the value of the securities in the Fund’s portfolio. The Ohio economy, while diversifying more into the service and other non-manufacturing areas, continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Economic problems, including high unemployment, have had and may have varying effects on the different geographic areas of the state and its political subdivisions. Future national, regional or statewide economic difficulties and the resulting impact on state or local government finances generally, could adversely affect the market value of Ohio municipal securities held in the portfolio of the Fund or the ability of particular obligors to make timely payments of debt service on those obligations.

INVESTMENT LIMITATIONS

A.   FUNDAMENTAL

The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental (“Fundamental”)—i.e., they may not be changed without the affirmative vote of majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this Statement of Additional Information, the term “majority” of the outstanding shares of the Trust (or of any series) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable series) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or applicable series) are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Trust (or the applicable series). Other investment practices that may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.   Borrowing Money - The Funds will not borrow money except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund, or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

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2.   Senior Securities - The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff, and (b) as described in the Prospectus and this Statement of Additional Information.

3.   Underwriting - The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.   Real Estate - The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage-backed securities or investing in companies engaged in the real estate business.

5.   Commodities - The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by commodities.

6.   Loans - The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.   Concentration - A Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as the date of consummation.

B.   NON-FUNDAMENTAL

The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental.

1.   Pledging - The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangement with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.   Borrowing - The Funds will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.   Margin Purchases - The Funds will not purchase securities or evidences of interest thereon on “margin”. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchase and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.   Short Sales - The Funds will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short.

5.   Options - The Funds will not purchase or sell puts, calls, options or straddles except as described in the Prospectus and this Statement of Additional Information.

6.   Illiquid Investments - A Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

7.   Eighty Percent Investment Policy - Under normal circumstances, at least 80% of the respective Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested as follows: Disciplined Mid-Cap Fund, equity securities of medium sized companies; Realty Fund, equity securities of companies in the real estate industry; International Fund, equity securities of foreign companies; Fixed Income Fund, fixed income securities; and Municipal Income Fund, municipal securities. None of these Funds will change this policy unless the Fund’s shareholders are provided with at least sixty days prior written notice. The notice will be provided in a separate written document, containing the following, or similar, statement in bold-face type: “Important Notice Regarding Change in Investment Policy”. The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separate from any other communication to the Fund’s shareholders.

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TRUSTEES AND OFFICERS

Information pertaining to the Trustees and Officers of the Trust is provided below. Trustees who are not deemed to be interested persons of the Trust, as defined in the 1940 Act, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Trust are referred to as Interested Trustees. Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns or is removed.

NAME, ADDRESS AND AGE	CURRENT POSITION HELD WITH TRUST	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD
Interested Trustee
Timothy E. Johnson (70)* 3777 West Fork Road Cincinnati, Ohio 45247	President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	11	Director, Kendle International, Inc. (2002-2011)
Independent Trustees
Ronald H. McSwain (70) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	11	None
James J. Berrens (47) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Chief Financial Officer, Christian Community Health Center since September 2010; Controller of MSA, Inc., January 2006 through September 2010	11	None
John R. Green (70) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	11	None
Kenneth S. Shull (83) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Retired from The Procter & Gamble Company	11	None
Officers
Dale H. Coates (54) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (49) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	N/A	N/A
Scott J. Bischoff (47) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Operations Manager of the Trust’s Adviser	N/A	N/A
Jennifer J. Kelhoffer (41) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Services and Compliance Associate for the Adviser since March 2005	N/A	N/A

*Mr. Johnson is an interested person of the Trust because he is a director, officer and employee of the Trust’s Adviser and an officer of the Trust.

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Board Leadership Structure . The Trust is led by Mr. Timothy Johnson, who has served as the President (principal executive officer) of the Trust, since the Trust's inception in 1992 and Mr. Ronald McSwain, an independent Trustee who serves as Chairman of the Board. Mr. Johnson is an interested person by virtue of his controlling interest in the Trust's investment adviser. The Board of Trustees is comprised of Mr. Johnson and four (4) Independent Trustees (i.e. those who are not "interested persons" of the Trust, as defined under the 1940 Act). Mr. McSwain serves as the Chairman so the Trust has not otherwise designated a Lead Independent Trustee. However, governance guidelines provide that all the Independent Trustees will meet in executive session at each Board meeting and no less than quarterly. The Trust has an Audit Committee and a Nominating Committee with separate chairs. The Trust does not have any other committees. Under the Trust's Declaration of Trust, By-Laws and governance guidelines, the Chairman of the Board is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have the leadership roles split between Mr. Johnson and Mr. McSwain who are collective seen by shareholders, business partners and other stakeholders as providing strong leadership and dual oversight of the Funds' operations. The Trust believes that its President and Chairman, together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight. The Board of Trustees is comprised of Mr. Johnson and four (4) Independent Trustees with an Audit Committee and Nominating Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Mr. Scott J. Bischoff in his role as Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting the risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes, and (iv) skills. Timothy E. Johnson, Ph.D., is the founder and President of the Trust's investment adviser. Mr. Johnson is also a Professor of Finance at the University of Cincinnati. He is the author of three textbooks, has written numerous journal articles on finance and has spoken at many seminars around the country. Mr. Johnson is also an active member of numerous professional and civic organizations in the Greater Cincinnati community. Mr. Johnson holds a B.A. in Economics from North Park University, an M.B.A. in Finance from the University of Akron, and a Ph.D. in Finance from University of Illinois.

Mr. Ronald McSwain, who serves as a Trustee and Chairman of the Trust, until 2001 was President of McSwain Carpets, Inc. and since 1984 has been a partner in P&R Realty, a real estate development firm. Mr. McSwain has many years of business leadership experience which is useful to the Board in its decision making process. Mr. James Berrens is the Chief Financial Officer of Christian Community Health Center, a position he has held since September 2010. Prior to 2010, Mr. Berrens was Controller of MSA Inc. from 2006 to 2010. Prior to 2006 Mr. Berrens was an Audit Manager with Grear & Company from 2001 to 2005. Mr. Berrens has many years of experience preparing and analyzing financial statements, which is beneficial to the Board during its review of the Trust's financial statements and dealing with other accounting issues. Mr. John Green is retired from The Procter & Gamble Company. Before his retirement, Mr. Green was a Director of Global Purchases at Procter & Gamble and his knowledge of the operations of large international corporations is useful to the Board during its deliberations regarding distribution strategies and practices for the Funds. Mr. Kenneth Shull is retired from The Procter & Gamble Company. Before his retirement, Mr. Shull was a Plant Engineer at Procter & Gamble, and his knowledge of business operations and organization is useful to the Board during its discussions of the general business affairs of the Trust.

The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that collective experience of each Trustee makes them highly qualified.

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The Board currently has an Audit Committee and a Nominating Committee. Each committee consists of all independent trustees. The Audit Committee met twice during the fiscal year ended December 31, 2012. The primary purpose of the Audit Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the Securities and Exchange Commission, including the 1940 Act. The functions of the Nominating Committee are to oversee the nomination and selection of the Trustees.

The dollar ranges of securities beneficially owned by the Trustees in each Fund and in the Trust as of December 31, 2012, are as follows:

	Timothy E. Johnson	Ronald H. McSwain	Kenneth S. Shull	James Berrens	John Green
Growth Fund	Over $100,000	Over $100,000	None	$10,001 - $50,000	None
Disciplined Mid-Cap Fund	Over $100,000	Over $100,000	None	$10,001 - $50,000	None
Realty Fund	Over $100,000	None	None	None	None
Equity Income Fund	Over $100,000	$50,001 - $100,000	$10,001 - $50,000	None	None
International Fund	Over $100,000	$10,001 - $50,000	None	None	None
Fixed Income Fund	Over $100,000	None	$10,001 - $50,000	$10,001 - $50,000	None
Municipal Fund	None	None	None	None	None

Aggregate Dollar Range of Equity Securities Held in All Johnson Mutual Funds	Over $100,000	Over $100,000	$50,001 - $100,000	$50,001 - $100,000	None

The compensation paid to the Trustees of the Trust for the year ended December 31, 2012 is set forth in the following table:

NAME OF TRUSTEE	TOTAL COMPENSATION FROM TRUST (THE TRUST IS NOT IN A FUND COMPLEX)[1]
Timothy E. Johnson	$0
Ronald H. McSwain	$9,500
Kenneth S. Shull	$9,500
James Berrens	$9,500
John Green	$9,500

1 Trustee fees are Trust expenses. However, because the Management Agreement obligates the Adviser to pay all of the operating expenses of the Trust (with limited exceptions), the Adviser makes the actual payment.

As of March 31, 2013, the following persons may be deemed to beneficially own five percent (5%) or more of the outstanding shares of each of the Funds:

EQUITY INCOME FUND

Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion:	63.77%

GROWTH FUND

Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion:	37.31%

DISCIPLINED MID-CAP FUND

Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion:	66.02%

REALTY FUND

Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion:	74.62%

Johnson Investment Counsel Profit Sharing Plans:	8.65%

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INTERNATIONAL FUND

Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion:	51.60%
Johnson Investment Counsel Profit Sharing Plans:	8.44%

FIXED INCOME FUND

Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion:	81.92%

MUNICIPAL INCOME FUND

Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion:	95.07%

The Officers and Trustees as a group beneficially owned as of March 31, 2013, the following percentage of the outstanding shares of the Funds (excluding discretionary accounts of Johnson Investment Counsel Inc., and shares held in the Johnson Investment Counsel, Inc. Profit Sharing/401(k) Plan, except those shares directly attributable to a Trustee or Officer.):

Equity Income Fund	2.25%
Growth Fund	8.64%
Disciplined Mid-Cap Fund	6.38%
Realty Fund	18.90%
International Fund	28.11%
Fixed Income Fund	0.37%
Municipal Income Fund	0.00%

SHAREHOLDER RIGHTS - Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he/she owns and fractional votes for fractional shares he/she owns. All shares of a Fund have equal voting rights and liquidation rights.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of March 31, 2013, discretionary advisory accounts of Johnson Investment Counsel, Inc. may be deemed to own in the aggregate more than 25% of the shares of each of the Funds, and, as a result, may be deemed to control these Funds. In addition, Timothy E. Johnson may be deemed to control the Adviser, or its affiliates, and as a result, may be deemed to control these Funds.

THE INVESTMENT ADVISER

The Trust’s Investment Adviser is Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247. Timothy E. Johnson may be deemed to be a controlling person and an affiliate of the Adviser due to his ownership of its shares and his position as the President and director of the Adviser. Mr. Johnson, because of such affiliation, may receive benefits from the management fees paid to the Adviser.

Under the terms of the Management Agreement, the Adviser manages each Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Funds except brokerage fees and commissions, taxes, interest, and extraordinary expenses. As compensation for its management services and agreement to pay the Funds’ expenses, the Equity Income, Growth Disciplined Mid-Cap, Realty and International Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. The Fixed Income Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the average daily net assets of the Fund. The Municipal Income Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.65% of the average daily net assets of the Fund. Prior to May 1, 2013, the management fee for the International Fund was 1.40%, Fixed Income was 1.00% and Municipal Income was 1.00%, of which a portion was waived by the Adviser to the previously mentioned rates. The Adviser has decided to remove the fee waivers, and reduce the management fee to the previously stated amounts.

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For the fiscal periods indicated below, the following advisory fees, net of fee waivers, were paid:

	2012	2011	2010
Equity Income Fund	$812,639	$639,799	$512,222
Growth Fund	$495,574	$390,310	$390,407
Disciplined Mid-Cap Fund	$328,367	$409,718	$410,371
Realty Fund	$105,960	$93,474	$73,169
International Fund	$124,649	$122,478	$71,213
Fixed Income Fund	$1,702,826	$1,581,244	$1,524,784
Municipal Income Fund	$271,154	$235,655	$191,940

Fee waivers that otherwise would have been payable to the Adviser by the Funds respectively:

	2012	2011	2010
International Fund	$49,861	$48,993	$28,486
Fixed Income Fund	$300,499	$279,043	$269,080
Municipal Income Fund	$146,006	$126,891	$208,317

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Trust’s portfolio decisions and the placing of the Trust’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser may not take into account the sale of Fund shares by a broker in allocating brokerage transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the applicable Fund's shares so long as such placements are made pursuant to policies approved by the Board of Directors that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Trust. Although research services and other information are useful to the Trust and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Trust under the Management Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices.

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To the extent that the Trust and another of the Adviser’s clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be allocated using the following rules:

A. All client accounts would have their entire order filled or receive no shares at all, unless the account’s purchase would exceed $50,000. In that case, filling part of the order for that account would be acceptable.

B. The orders would be filled beginning with the account least invested in that security type, relative to its goal, and proceed through the list with the last order filled for the account most invested in that security type, relative to its goal.

Based on rule A, some accounts may be skipped to meet the exact number of shares purchased. For the sale of a security, the orders would be filled beginning with the most fully invested account moving to the least fully invested.

For the fiscal years ended indicated below, the following brokerage commissions were paid by the Funds:

	2012	2011	2010
Equity Income Fund	$ 72,699	$ 86,161	$ 56,047
Growth Fund	68,245	52,656	50,294
Disciplined Mid-Cap Fund	168,722	216,911	217,740
Realty Fund	7,512	4,618	3,921
International Fund	6,642	20,776	11,094
Fixed Income Fund	None	None	None
Municipal Income Fund	None	None	None

The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

The prices (net asset values) of the shares of each Fund is determined as of 4:00 p.m. Eastern time on each day the Trust is open for business, on days when shareholders exist for the fund, and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust uses Thomson Financial and Interactive Data Corporation to price portfolio securities. The Board of Trustees periodically reviews the pricing services used by the Trust.

Equity securities are valued at their market value when reliable market quotations are readily available. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded on NASDAQ are generally valued by the pricing service at the NASDAQ Official Closing Price. When reliable market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing services does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than sixty days when acquired, or which subsequently are within sixty days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

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For additional information about the methods used to determine the net asset value (share price), see “Share Price Calculation” in the Prospectus.

TAXES

Each Fund has qualified, and intends to continue to qualify, under Subchapter M of the Internal Revenue Code. By so qualifying, no Fund will be liable for federal income taxes to the extent its taxable net investment income and net realized capital gains are sufficiently distributed to shareholders. Each Fund is required by federal law to withhold and remit to the U.S. Treasury a portion (30%) of the dividend income and capital gains distributions of any account unless the shareholder provides a taxpayer identification number and certifies that the taxpayer identification number is correct and that the shareholder is not subject to backup withholding.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2012, the following Funds had net realized capital loss carryforwards:

Capital Loss Carryovers to Expire In:
	2016	2017	2018	Indefinite Long-Term	Indefinite Short-Term	Total Capital Loss Carryover
Growth Fund	$2,265,876*	$1,738,028	$420,973			$4,424,877
Disciplined Mid-Cap Fund		$3,475,331				$3,475,381
International Fund				$221,837	$303,175	$525,357

*Due to IRC Section 382 limitations, utilization of these carryforwards is limited to a maximum of $566,469 per year.

PROXY VOTING POLICY

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s proxy voting policies and procedures are attached as Appendix A to this Statement of Additional Information. The Adviser has engaged Investor Responsibility Research Center (IRRC) to vote the Funds’ proxies in accordance with the Adviser’s policies and procedures.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (513) 661-3100 or toll free at (800) 541-0170; and (ii) from the Trust’s documents filed with the SEC’s website at www.sec.gov . In addition, you may obtain a copy of the Trust’s proxy voting policies by call (513) 661-3100 or toll free at (800) 541-0170.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds are required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Funds release portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Funds. These third party servicing agents include the Adviser, Transfer Agent, Fund Accounting Agent, Administrator and Custodian, each of which is described in this SAI. Additionally, the Funds may release portfolio holdings to third party rating agencies and data reporting platforms (currently Lipper and Morningstar) on a periodic basis. The Funds also may disclose portfolio holdings, as needed, to the Funds’ auditors, proxy voting services (if applicable), pricing services and legal counsel, each of which is described in the prospectus or in this SAI. This information is disclosed to third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.

Except as described above, the Funds are prohibited from entering into any arrangements with any person to make available information about the Funds’ portfolio holdings without the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Funds’ portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser and any affiliated persons of the Adviser are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

PORTFOLIO MANAGERS

The Johnson Mutual Funds are managed with a team approach. The following charts indicate the individuals involved with the day to day portfolio management of each of the Johnson Mutual Funds and a description of their experience. Also included in the chart is a dollar range of equity securities held in the Funds as of March 31, 2012.

Portfolio Manager	Participation on Teams	Length of Service in Years	Business Experience	Dollar Range of Equity Securities Held in Funds
Fred Brink	Growth, Disciplined Mid-Cap, Realty	16	Team Leader for the Realty Fund; Chartered Financial Analyst (“CFA”), 1999; Equity Analyst for the Adviser since June, 1997.	Disciplined Mid-Cap - $50,001 to $100,000 Realty – $1 to $10,000
Dale Coates	Disciplined Mid-Cap, Fixed Income, Municipal Income	24	CFA, 1999; Vice President and Portfolio Manager of the Adviser since February, 1989.	Disciplined Mid-Cap - $100,001 to $500,000 Fixed Income – $100,001 to $500,000 Municipal Income - $10,001 to $50,000
Jeff Cornell	Growth	12	Team Leader for the Growth Fund; Portfolio Manager of the Adviser since May, 2001; CFA, 1998.	Growth – $50,001 to $100,000
Jason Jackman	Fixed Income, Municipal Income	19	Team Leader for the Fixed Income and Municipal Income Funds; CFA, 1998; Portfolio Manager for the Adviser since August, 1993.	Fixed Income – $1 to $10,000 Municipal Income – None
Bill Jung	Equity Income	13	CFA, 2003; Associate Portfolio Manager of Adviser since 2004; Portfolio Manager Assistant of Adviser 2000 to 2004.	Equity Income – $50,001 to $100,000
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Brian Kute	Disciplined Mid-Cap, Realty, International, Growth	19	CFA, 1999; Team Leader for Disciplined Mid-Cap Fund and Disciplined Small-Cap Fund; Manager of Research for the Adviser since March, 2003.	Growth - $100,001 to $500,000 Disciplined Mid-Cap - $100,001 to $500,000 Realty - None International - $50,001 to $100,000
Michael Leisring	Fixed Income, Municipal Income	14	CFA, 2002; Fixed Income Analyst for the Adviser since June, 2003; Portfolio Manager Assistant for the Adviser March, 1999 to June, 2003.	Fixed Income – $1 to $10,000 Municipal Income – $1 to $10,000
Bret Parrish	Growth, Equity Income	12	Team Leader for the Equity Income Fund; CFA, 1998; Portfolio Manager of the Adviser since 2001.	Growth – None Equity Income – $100,001 to $500,000
Aaron Taylor	Disciplined Mid-Cap,	14	CFA, 2004; Equity Analyst of the Adviser since 2005; Research Assistant of the Adviser from April, 1999 to February, 2005.	Disciplined Mid-Cap - None
Jason Farler	International	12	CFA, 2005; Portfolio Management roles at the Adviser since 2001.	International - None
Michael Jordan	Growth	13	CFA, 2003; Portfolio Manager for the Adviser since 2000.	Growth – $50,001 to $100,000
Scott Muhlhauser	Equity Income	30	CFA, 1979; Portfolio Manager of the Adviser since 1983.	Equity Income – Over $500,000
Charles Rinehart	Equity Income	3	Portfolio Manager Assistant for the Adviser since 2010.	Equity Income - $1 to $10,000

The following table discloses the number of accounts and other registered investment companies (RIC) managed by the portfolio manager team member and the total assets managed within the accounts and RICs. The Adviser does not receive any performance based fees.

Portfolio Manager	Number of RIC Accounts	Total RIC Assets	Number of Other Accounts Managed	Total Assets of Other Accounts Managed
Fred Brink			87	$149,858,000
Dale Coates	4	$282,452,742	64	423,101,000
Jeff Cornell			63	119,821,000
Jason Jackman	4	$282,452,742	12	$915,781,000
Bill Jung
Brian Kute
Michael Leisring	4	$282,452,742
Bret Parrish			96	$555,287,000
Aaron Taylor
Jason Farler			105	$263,798,000
Michael Jordan			122	$191,479,000
Scott Muhlhauser			193	$383,982,000
Charles Rinehart

The Adviser believes there are currently no material conflicts of interest between the management of the Funds and the accounts described above. Purchases and redemptions to the accounts are processed with an allocation program that does not permit any discrimination to either the Fund accounts or the accounts described above.

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Each of the team members are compensated for their services by the Adviser. Compensation consists of a salary, incentive compensation, and retirement plan contributions by the Adviser. The salary for each team member is fixed. The incentive compensation structure provides additional compensation to the portfolio management team member if the Funds and accounts described in the table meet certain performance criteria versus the established benchmarks on a pretax basis. The benchmarks are measured on a one and three year basis. Portfolio management team members are also eligible for participation in a Defined Contribution Plan which provides retirement contributions based on a percent of salary which is applied to all employees of the Adviser and its affiliates.

CUSTODIAN

US Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is the current custodian of the Funds’ investments. The Custodian acts as each Fund’s depository, holds its portfolio securities in safekeeping, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties.

FUND SERVICES

Johnson Financial, Inc. (“JFI”), 3777 West Fork Road, Cincinnati, Ohio 45247, acts as the Funds’ transfer agent. A Trustee and three officers of the Trust are members of management and/or employees of JFI. JFI maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. For the services as transfer agent, JFI received from the Adviser (not the Funds) an annual fee of $247,000 for each of the fiscal years ended December 31, 2010, 2011 and 2012 in the aggregate for all Funds of the Trust.

In addition, JFI provides fund accounting services to each Fund, including maintaining each Fund’s accounts, books and records, calculating net asset value per share and distributions, and providing reports and other accounting services. For the services as fund accountant, JFI received from the Adviser (not the Funds) an annual fee of $221,000 for each of the fiscal years ended December 31, 2010, 2011 and 2012 in the aggregate for all Funds of the Trust.

JFI also provides the Funds with administrative services to each Fund and the Trust, including all compliance, regulatory reporting and necessary office equipment, personnel and facilities. For its services as fund administrator, JFI received from the Adviser (not the Funds) an annual fee of $338,000 for each of the fiscal years ended December 31, 2010, 2011 and 2012 in the aggregate for all Funds of the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2013. Cohen Fund Audit Services, Ltd. performs an annual audit of the Trust’s financial statements and provides financial, tax and accounting consulting services as requested.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm, required to be included in this Statement of Additional Information, are incorporated herein by reference to the Trust’s Annual Report to shareholders for the year ended December 31, 2012. The Funds will provide the Annual Report without charge at written request or request by telephone.

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EXHIBIT A

ADVISER’S PROXY VOTING GUIDELINES

OVERVIEW

The following polices are guidelines in voting the proxies.

Generally, the adviser favors proposals that protect and enhance the rights of shareholders as a class and disapprove policies that favor individual shareholders or groups of shareholders at the expense of others. The adviser will vote for some proposals of management if management is acting in the best interests of its stockholders.

Any reference to granting powers to individuals giving them power of substitution in voting the proxy will be stricken out of the proxy unless the account owning the securities has provisions for substitution in its governing instrument. In that case, the individual voting the proxy will determine the advisability of striking or returning the substitution authority.

A record is to be maintained of the date it was voted and how it was voted.

JOHNSON INVESTMENTS COUNSEL, INC.’S (THE ADVISER) POLICY ON THE FOLLOWING ISSUES ARE:

ELECT DIRECTORS IS TO:
WITHHOLD votes from director nominees IF 1% or more of directors serving on the nominating committee are employees or have ties.
WITHHOLD from any director nominee attending less than 75% of the board and committee meetings during the previous fiscal year.
WITHHOLD votes from director nominees IF 1% or more of directors serving on the compensation committee are employees or have ties.
WITHHOLD votes from director nominees IF 1% or more of directors serving on the audit committee are employees or have ties.

RATIFY SELECTION OF AUDITORS

·	Vote AGAINST IF the previous auditor was dismissed because of a disagreement with the company.

APPROVE NAME CHANGE
·	Always vote FOR a management proposal to change the company name.
APPROVE OTHER BUSINESS
·	Always vote FOR a management proposal to approve other business.
ADJOURN MEETING
·	Always vote FOR a management proposal to adjourn the meeting.
APPROVE TECHNICAL AMENDMENTS
·	Always vote FOR a management proposal to make technical amendments to the charter and/or bylaws.
APPROVE FINANCIAL STATEMENTS
·	Always vote FOR a management proposal to approve financial statements.
INCREASE AUTHORIZED COMMON STOCK
·	Vote AGAINST IF the increase is NOT intended to effect a merger, stock split, recapitalization or other reorganization.
·	Vote AGAINST IF the dilution represents more than 125% of current authorized shares.
DECREASE AUTHORIZED COMMON STOCK
·	Always vote FOR a management proposal to decrease authorized common stock.
AMEND AUTHORIZED COMMON STOCK
·	Always vote FOR a management proposal to amend authorized common stock.

APPROVE COMMON STOCK ISSUANCE
Vote AGAINST IF the dilution represents more than 25% of current outstanding voting power before the stock issuance.
·	Vote AGAINST IF the issued common stock has superior voting rights.
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APPROVE ISSUANCE OR EXERCISE OF STOCK WARRANTS
·	Vote AGAINST IF the warrants, when exercised, would exceed 25% of the outstanding voting power.
AUTHORIZE PREFERRED STOCK
·	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.
INCREASE AUTHORIZED PREFERRED STOCK
·	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.
DECREASE AUTHORIZED PREFERRED STOCK
·	Always vote FOR a management proposal to decrease authorized preferred stock.
CANCEL SERIES OF PREFERRED STOCK
·	Always vote FOR a management proposal to cancel a class or series of preferred stock.
AMEND AUTHORIZED PREFERRED STOCK
·	Always vote FOR a management proposal to amend preferred stock.
APPROVE ISSUANCE OR CONVERSION OF PREFERRED STOCK
·	Vote AGAINST IF the dilution represents more than 25% of the total voting power.
·	Vote AGAINST IF the shares have voting rights superior to those of other shareholders.
ELIMINATE PREEMPTIVE RIGHTS
·	Always vote AGAINST a management proposal to eliminate preemptive rights.
RESTORE PREEMPTIVE RIGHTS
·	Always vote FOR a management proposal to create or restore preemptive rights.
AUTHORIZE DUAL CLASS STOCK
·	Vote AGAINST IF the shares have inferior or superior voting rights.
ELIMINATE DUAL CLASS STOCK
·	Always vote FOR a management proposal to eliminate authorized dual or multiple classes of common stock.
AMEND DUAL CLASS STOCK
·	Always vote FOR a management proposal to amend authorized dual or multiple classes of common stock.
INCREASE AUTHORIZED DUAL CLASS STOCK
·	Vote AGAINST IF it will allow the company to issue additional shares with superior voting rights.
APPROVE SHARE REPURCHASE
·	Always vote FOR a management proposal to approve a stock repurchase program.
APPROVE STOCK SPLIT
·	Always vote FOR a management proposal to approve a stock split.
APPROVE REVERSE STOCK SPLIT
·	Always vote FOR a management proposal to approve reverse a stock split, unless the common stock is not proportionately reduced.
APPROVE BANKRUPTCY RESTRUCTURING
·	Always vote FOR a management proposal on bankruptcy restructurings.

APPROVE REINCORPORATION
·	Vote AGAINST IF the proposal would reduce shareholder rights.
APPROVE SPIN-OFF
·	Always vote FOR a management proposal to spin-off certain company operations or divisions.
APPROVE SALE OF ASSETS
·	Always vote FOR a management proposal to approve the sale of assets.
ELIMINATE CUMULATIVE VOTING
·	Always vote AGAINST a management proposal to eliminate cumulative voting.
ADOPT CUMULATIVE VOTING
·	Always vote FOR a management proposal to adopt cumulative voting.
ADOPT DIRECTOR LIABILITY PROVISION
·	Always vote FOR a management proposal to limit the liability of directors.
AMEND DIRECTOR LIABILITY PROVISION
·	Always vote FOR a management proposal to amend director liability provisions.
ADOPT INDEMNIFICATION PROVISION
·	Always vote FOR a management proposal to indemnify directors and officers.
AMEND INDEMNIFICATION PROVISION
·	Always vote FOR a management proposal to amend provisions concerning the indemnification of directors and officers.
APPROVE BOARD SIZE
·	Always vote FOR a management proposal to set the board size.
NO SHAREHOLDER APPROVAL TO FILL VACANCY
·	Always vote AGAINST a management proposal to allow the directors to fill vacancies on the board without shareholder approval.
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GIVE BOARD AUTHORITY TO SET BOARD SIZE
·	Always vote AGAINST a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.
REMOVAL OF DIRECTORS
·	Vote AGAINST IF the proposal limits the removal of directors to cases where there is legal cause.
APPROVE NON-TECHNICAL CHARTER AMENDMENTS
·	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.
APPROVE NON-TECHNICAL BYLAW AMENDMENTS
·	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.
APPROVE CLASSIFIED BOARD
·	Always vote AGAINST a management proposal to adopt a classified board.
AMEND CLASSIFIED BOARD
·	Always vote FOR a management proposal to amend a classified board.
REPEAL CLASSIFIED BOARD
·	Always vote FOR a management proposal to repeal a classified board.
ADOPT POISON PILL
·	Always vote AGAINST a management proposal to ratify or adopt a shareholder rights plan (poison pill).
REDEEM POISON PILL
·	Always vote FOR a management proposal to redeem a shareholder rights plan (poison pill).

ELIMINATE SPECIAL MEETING
·	Always vote AGAINST a management proposal to eliminate shareholders’ right to call a special meeting.
LIMIT SPECIAL MEETING
·	Always vote AGAINST a management proposal to limit shareholders’ right to call a special meeting.
RESTORE SPECIAL MEETING
·	Always vote FOR a management proposal to restore shareholders’ right to call a special meeting.
ELIMINATE WRITTEN CONSENT
·	Always vote AGAINST a management proposal to eliminate shareholders’ right to act by written consent.
LIMIT WRITTEN CONSENT
·	Always vote AGAINST a management proposal to limit shareholders’ right to act by written consent.
RESTORE WRITTEN CONSENT
·	Always vote FOR a management proposal to restore shareholders’ right to act by written consent.
ADOPT SUPERMAJORITY REQUIREMENT
·	Always vote AGAINST a management proposal to establish a supermajority vote provision to approve a merger or other business combination.
AMEND SUPERMAJORITY REQUIREMENT
·	Vote AGAINST IF the amendment would increase the vote required to approve the transaction.
ELIMINATE SUPERMAJORITY REQUIREMENT
·	Always vote FOR a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.
ADOPT SUPERMAJORITY LOCK-IN
·	Always vote AGAINST a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
AMEND SUPERMAJORITY LOCK-IN
·	Always vote AGAINST a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
ELIMINATE SUPERMAJORITY LOCK-IN
·	Always vote FOR a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
CONSIDER NON-FINANCIAL EFFECTS OF MERGER
·	Always vote FOR a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.
ADOPT FAIR PRICE PROVISION
·	Always vote FOR a management proposal that establishes a fair price provision.
AMEND FAIR PRICE PROVISION
·	Always vote FOR a management proposal to amend a fair price provision.
REPEAL FAIR PRICE PROVISION
·	Always vote AGAINST a management proposal to repeal a fair price provision.
ADOPT ANTI-GREENMAIL PROVISION
·	Always vote FOR a management proposal to limit the payment of greenmail.
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ADOPT ADVANCE NOTICE REQUIREMENT
·	Always vote FOR a management proposal to adopt advance notice requirements.

OPT OUT OF STATE TAKEOVER LAW
·	Always vote FOR a management proposal seeking to opt out of a state takeover statutory provision.
OPT INTO STATE TAKEOVER LAW
·	Always vote AGAINST a management proposal seeking to opt into a state takeover statutory provision.
ADOPT STOCK OPTION PLAN
·	Vote AGAINST IF the plan dilution is more than 10% of outstanding common stock.
·	Vote AGAINST IF the minimum equity overhang of all plans is more than 15% of outstanding common stock.
·	Vote AGAINST IF the plan allows for the repricing or replacement of underwater options.
·	Vote AGAINST IF the plan allows for non-qualified options to be priced at less than 100% of the fair market value on the grant date.
·	Vote AGAINST IF the plan administrator may provide loans to exercise awards.
·	Vote AGAINST IF the plan administrator may grant reloaded stock options.
·	Vote AGAINST IF the company allowed the repricing or replacement of underwater options in past fiscal year.
AMEND STOCK OPTION PLAN
·	Vote AGAINST IF the plan would allow options to be priced at less than 100% fair market value on the grant date.
·	Vote AGAINST IF the amendment allows for the repricing or replacement of underwater options.
ADD SHARES TO STOCK OPTION PLAN
·	Vote AGAINST IF the plan dilution is more than 10% of outstanding common stock.
·	Vote AGAINST IF the minimum equity overhang of all plans is more than 15% of total outstanding common stock.
·	Vote AGAINST IF the company allows for the repricing or replacement of underwater options.
·	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of fair market value on the grant date.
·	Vote AGAINST IF the plan administrator may provide loans to exercise awards.
·	Vote AGAINST IF the plan administrator may grant reloaded stock options.
·	Vote AGAINST IF the company allowed the repricing or replacement of underwater options in past fiscal year.
LIMIT ANNUAL AWARDS
·	Always vote FOR a management proposal to limit per-employee annual option awards.
EXTEND TERM OF STOCK OPTION PLAN
·	Vote AGAINST IF the minimum equity overhang of all plans is more than 15% of outstanding common stock.
·	Vote AGAINST IF the plan allows repricing or replacement of underwater options.
·	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of the fair market value.
·	Vote AGAINST IF the plan administrator may provide loans to exercise awards.
·	Vote AGAINST IF the plan administrator may grant reloaded stock options.
·	Vote AGAINST IF the company repriced or replaced underwater options in the past fiscal year.
ADOPT DIRECTOR STOCK OPTION PLAN
·	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of the fair market value.
·	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.
·	Vote AGAINST IF the minimum potential dilution of all plans is more than 15% of the outstanding common equity.
·	Vote AGAINST IF the plan authorizes 5 or more types of awards.
·	Vote AGAINST IF the plan allows for non-formula discretionary awards.

AMEND DIRECTOR STOCK OPTION PLAN
·	Vote AGAINST IF the amendment would authorize 5 or more types of awards.
·	Vote AGAINST IF the amendment would permit the granting of non-formula discretionary awards.
ADD SHARES TO DIRECTOR STOCK OPTION PLAN
·	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of fair market value.
·	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.
·	Vote AGAINST IF the minimum potential dilution of all plans is more than 15% of the outstanding common equity.
·	Vote AGAINST IF the plan authorizes 5 or more types of awards.
·	Vote AGAINST IF the proposed plan allows for non-formula discretionary awards.
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ADOPT EMPLOYEE STOCK PURCHASE PLAN
·	Vote AGAINST IF the plan allows employees to purchase stock at less than 85% the fair market value.
·	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.
·	Vote AGAINST IF the minimum potential dilution of all plans, including this proposal, is more than 15% of the outstanding common equity.
AMEND EMPLOYEE STOCK PURCHASE PLAN
·	Vote AGAINST IF the plan allows employees to purchase stock at less than 85% of the fair market value.
ADD SHARES TO EMPLOYEE STOCK PURCHASE PLAN
·	Vote AGAINST IF the plan allows employees to purchase stock at less than 85% of the fair market value.
·	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.
·	Vote AGAINST IF the minimum potential dilution of all plans, including this proposal, is more than 15% of the outstanding common equity.
ADOPT STOCK AWARD PLAN
·	Vote AGAINST IF the awards vest solely on tenure.
·	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.
·	Vote AGAINST IF the minimum potential dilution of all plans is more than 15% of the outstanding common equity.
AMEND STOCK AWARD PLAN CASE-BY-CASE
·	Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.
ADD SHARES TO STOCK AWARD PLAN
·	Vote AGAINST IF the awards vest solely on tenure.
·	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.
·	Vote AGAINST IF the minimum potential dilution of all plans is more than 15% of the outstanding common equity.
ADOPT DIRECTOR STOCK AWARD PLAN CASE-BY-CASE
·	Vote AGAINST IF the vesting is based solely on tenure or if the shares are unrestricted when granted.
·	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.
·	Vote AGAINST IF the minimum potential dilution for all plans is more than 15% of the outstanding common equity.
·	Vote AGAINST IF the plan would permit the granting of non-formula discretionary awards.
AMEND DIRECTOR STOCK AWARD PLAN
·	Vote AGAINST IF the amendment allows stock awards with no tenure or performance-based vesting.
·	Vote AGAINST IF the amendment would permit the granting of non-formula discretionary awards.

ADD SHARES TO DIRECTOR STOCK AWARD PLAN
·	Vote AGAINST IF the vesting is based on tenure or if the shares are unrestricted when granted.
·	Vote AGAINST IF the plan dilution is more than 10% of the outstanding common equity.
·	Vote AGAINST IF the minimum potential dilution of all plans is more than 15% of the outstanding common equity.
·	Vote AGAINST IF the plan would permit the granting of non-formula discretionary awards
APPROVE ANNUAL BONUS PLAN
·	Always vote FOR a management proposal to approve an annual bonus plan.
APPROVE SAVINGS PLAN
·	Always vote FOR a management proposal to adopt a savings plan.
APPROVE OPTION/STOCK AWARDS
·	Vote AGAINST IF the option/stock award is priced less than 100% of the fair market value on the grant date.
·	Vote AGAINST IF the option/stock award represents dilution of more than 5% of outstanding common equity.
·	Vote AGAINST IF the option/stock award is unrestricted shares.
·	Vote AGAINST IF the minimum equity overhang from all plans is more than 15% of the common equity.
ADOPT DEFERRED COMPENSATION PLAN
·	Vote AGAINST IF the dilution is more than 10% of the outstanding common equity.
APPROVE LONG-TERM BONUS PLAN
·	Always vote FOR a management proposal to approve a long-term bonus plan.
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APPROVE EMPLOYMENT AGREEMENTS
· Always vote FOR a management proposal to approve an employment agreement or contract.
AMEND DEFERRED COMPENSATION PLAN
· Always vote FOR a management proposal to amend a deferred compensation plan.
EXCHANGE UNDERWATER OPTIONS
· Always vote AGAINST a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).
AMEND ANNUAL BONUS PLAN
· Always vote FOR a management proposal to amend an annual bonus plan.
REAPPROVE OPTION/BONUS PLAN FOR OBRA
· Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.
AMEND LONG-TERM BONUS PLAN
· Always vote FOR a management proposal to amend a long-term bonus plan.
SHAREHOLDER PROPOSALS
SHAREHOLDER APPROVAL OF AUDITORS
· Always vote FOR a shareholder proposal calling for stockholder ratification of auditors.
AUDITORS MUST ATTEND ANNUAL MEETING
· Always vote FOR a shareholder proposal calling for the auditors to attend the annual meeting.
LIMIT CONSULTING BY AUDITORS
· Always vote FOR a shareholder proposal calling for limiting consulting by auditors.
ROTATE AUDITORS
· Always vote AGAINST a shareholder proposal calling for the rotation of auditors.

RESTORE PREEMPTIVE RIGHTS
·	Always vote FOR a shareholder proposal to restore preemptive rights.
STUDY SALE OR SPIN-OFF
·	Always vote FOR a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.
ADOPT CONFIDENTIAL VOTING
·	Always vote FOR a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.
COUNTING SHAREHOLDER VOTES
·	Always vote AGAINST a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.
NO DISCRETIONARY VOTING
·	Always vote AGAINST a shareholder proposal to eliminate the company’s discretion to vote unmarked proxy ballots.
EQUAL ACCESS TO THE PROXY
·	Always vote FOR a shareholder proposal to provide equal access to the proxy materials for shareholders.
IMPROVE MEETING REPORTS
·	Always vote AGAINST a shareholder proposal to improve annual meeting reports.
CHANGE ANNUAL MEETING LOCATION
·	Always vote AGAINST a shareholder proposal to change the annual meeting location.
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CHANGE ANNUAL MEETING DATE
·	Always vote AGAINST a shareholder proposal to change the annual meeting date.
BOARD INCLUSIVENESS
·	Always vote AGAINST a shareholder proposal asking the board to include more women and minorities as directors.
INCREASE BOARD INDEPENDENCE
·	Always vote FOR a shareholder proposal seeking to increase board independence.
DIRECTOR TENURE/RETIREMENT AGE
·	Always vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.
MINIMUM STOCK OWNERSHIP BY DIRECTORS
·	Always vote AGAINST a shareholder proposal to require minimum stock ownership by directors.
ALLOW UNION/EMPLOYEE REPRESENTATIVES ON THE BOARD
·	Always vote AGAINST a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.
DIRECTORS’ ROLE IN CORPORATE STRATEGY
·	Always vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan.
INCREASE NOMINATING COMMITTEE INDEPENDENCE
·	Always vote FOR a shareholder proposal to increase the independence of the nominating committee.
CREATE NOMINATING COMMITTEE
·	Always vote FOR a shareholder proposal to create a nominating committee of the board.
CREATE SHAREHOLDER COMMITTEE
·	Always vote AGAINST a shareholder proposal urging the creation of a shareholder committee.

INDEPENDENT BOARD CHAIRMAN
· Always vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.
LEAD DIRECTOR
· Always vote AGAINST a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.
ADOPT CUMULATIVE VOTING
· Always vote FOR a shareholder proposal calling for the adoption of cumulative voting.
REQUIRE NOMINEE STATEMENT IN PROXY
· Always vote AGAINST a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.
DOUBLE BOARD NOMINEES
· Always vote AGAINST a shareholder proposal to nominate two director candidates for each open board seat.
DIRECTOR LIABILITY
·

Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect.

REPEAL CLASSIFIED BOARD
· Always vote FOR a shareholder proposal to repeal a classified board.
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ELIMINATE SUPERMAJORITY PROVISION
·	Always vote FOR a shareholder proposal that seeks to eliminate supermajority provisions.
REDUCE SUPERMAJORITY PROVISION
·	Always vote FOR a shareholder proposal that seeks to reduce supermajority provisions.
REPEAL FAIR PRICE PROVISION
·	Always vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.
RESTORE RIGHT TO CALL A SPECIAL MEETING
·	Always vote FOR a shareholder proposal to restore shareholders’ right to call a special meeting.
RESTORE RIGHT TO ACT BY WRITTEN CONSENT
·	Always vote FOR a shareholder proposal to restore shareholders’ right to act by written consent.
PROHIBIT TARGETED SHARE PLACEMENT
·	Always vote FOR a shareholder proposal to limit the board’s discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.
OPT OUT OF STATE TAKEOVER STATUTE
·	Always vote FOR a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.
REINCORPORATION
·	Vote AGAINST IF the new state has stronger anti-takeover provisions.
ADOPT ANTI-GREENMAIL PROVISION
·	Always vote FOR a shareholder proposal to limit greenmail payments.
RESTRICT EXECUTIVE COMPENSATION
·	Always vote AGAINST a shareholder proposal to restrict executive compensation.
DISCLOSE EXECUTIVE COMPENSATION
·	Always vote FOR a shareholder proposal to enhance the disclosure of executive compensation.
RESTRICT DIRECTOR COMPENSATION
·	Always vote AGAINST a shareholder proposal to restrict director compensation.

CAP EXECUTIVE PAY
·	Always vote AGAINST a shareholder proposal to cap executive pay.
PAY DIRECTORS IN STOCK
·	Always vote AGAINST a shareholder proposal calling for directors to be paid with company stock.
APPROVE EXECUTIVE COMPENSATION
·	Always vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.
RESTRICT DIRECTOR PENSIONS
·	Always vote AGAINST a shareholder proposal calling for the termination of director retirement plans.
REVIEW/REPORT ON/LINK EXECUTIVE PAY TO SOCIAL PERFORMANCE
·	Always vote AGAINST a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.
NO REPRICING OF UNDERWATER OPTIONS
·	Always vote FOR a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.
GOLDEN PARACHUTES
·	Always vote FOR a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.
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AWARD PERFORMANCE-BASED STOCK OPTIONS
· Always vote AGAINST a shareholder proposal seeking to award performance-based stock options.
EXPENSE STOCK OPTIONS
· Always vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement.
PENSION FUND SURPLUS
· Always vote AGAINST a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.
CREATE COMPENSATION COMMITTEE
· Always vote FOR a shareholder proposal to create a compensation committee.
HIRE INDEPENDENT COMPENSATION CONSULTANT
·

Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

INCREASE COMPENSATION COMMITTEE INDEPENDENCE
· Always vote FOR a shareholder proposal to increase the independence of the compensation committee.
INCREASE AUDIT COMMITTEE INDEPENDENCE
· Always vote FOR a shareholder proposal to increase the independence of the audit committee.
INCREASE KEY COMMITTEE INDEPENDENCE
· Always vote FOR a shareholder proposal to increase the independence of key committees.
SOCIAL ISSUE PROPOSALS
*ABSTAIN ON ALL SOCIAL ISSUES PROPOSALS WHERE NO GUIDELINE HAS BEEN SELECTED*
REVIEW CHARITABLE GIVING POLICY
· Always vote AGAINST a shareholder proposal that asks the company to establish shareholder-designated contribution programs.
LIMIT OR END CHARITABLE GIVING
· Always vote AGAINST a shareholder proposal that asks the company to limit or end charitable giving.

CASE BY CASE
·	Contested Election of Directors
·	Approve Merger/Acquisition
·	Approve Recapitalization
·	Approve Restructuring
·	Approve Liquidation
·	Approve Leveraged Buyout
·	Redeem or vote on poison pill on a case by case unless the proposal seeks to redeem the rights plan

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